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                                                                   EXHIBIT 10.14

[CALAVO LOGO]

                                AMENDMENT TO THE

                          CALAVO GROWERS OF CALIFORNIA

                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

THIS AGREEMENT is made effective November 9, 1993 by and between Calavo Growers of California (the "Company") and Egidio Carbone (the "Executive"). The parties agree that the Calavo Supplemental Executive Retirement Agreement (the "SERP"), effective March 11, 1989 by and between the Company and the Executive, is hereby amended as follows.

Paragraphs 2.1 and 2.2 of the SERP are hereby amended to insert the following language prior to the last sentence of each Paragraph:

           In the alternative, the Executive may elect to receive the actuarially determined equivalent (as determined by the Company by using the Pension Benefit Guarantee Corporation immediate interest rate as in effect on the Retirement Date) of such life annuity, if the Executive is married on the retirement Date, in the form of a joint and survivor annuity over the life of the Executive and his/her spouse. Any election or change of election regarding the form of benefit must be made prior to the date on which the Executive attains age 61. The Company, in its sole discretion, may allow an Executive to change an election regarding the form of benefit after age 61 if the Company determines that there are extenuating circumstances justifying such change.

All other terms and provisions of the SERP shall continue with the same force and effect and the notice of amendment required by paragraph 3.4 of the SERP is hereby waived by the parties hereto.

The undersigned have entered into this Agreement as of the date written above.

EGIDIO CARBONE                               CALAVO GROWERS OF CALIFORNIA

Signature: /s/ EGIDIO CARBONE                By: /s/ LECIL E. COLE
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Date: 12/15/93                               Date: 12/14/93
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